SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:


[  ]     Preliminary Information Statement

[  ]     Confidential,  for Use of the Commission  Only (as permitted by Rule
         14a-5(d) (1))

[X]      Definitive Information Statement


                             NORTHERN OSTRICH CORP.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

    ________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

    ________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

    ________________________________________________________________________

(5) Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

       __________________________________________________________________

         (2) Form, Schedule or Registration Statement No.:

       __________________________________________________________________

         (3) Filing Party:

       __________________________________________________________________

         (4) Date Filed:

       __________________________________________________________________

                             NORTHERN OSTRICH CORP.
                               102 DONAGHY AVENUE
                      NORTH VANCOUVER, B.C., CANADA V7P 2L5



                                                                    May 20, 2003

Dear Stockholder:


         This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of Northern Ostrich Corp. (the "Company"). The purpose of this Information Statement is to notify the stockholders that on April 30, 2003, the Company received written consent (the "Written Consent") from certain principal stockholders of the Company
(identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 1,200,000 shares of Common Stock, representing approximately 59.9% of the total issued and outstanding Common Stock, adopting a resolution to amend the Company's Articles of Incorporation to (i) authorize up to 20,000,000 shares of a new class of undesignated Preferred Stock ("Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock and (ii) change the name of the Company to "Patriot Gold Corp."

         The Board believes that the terms of the amendment to the Articles of Incorporation (the "Restated Articles") are beneficial to the Company. The full text of the Restated Articles is attached as Annex I to this Information Statement.

         The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date which is 20 days after this Information Statement was first to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

         This Information Statement is being mailed on or about May 21, 2003 to stockholders of record on April 30, 2003 (the "Record Date").

                                                      /s/ Bruce Johnstone
                                                      Chairman, President, Chief
                                                      Executive  and   Operating
                                                      Officer and Secretary

                             NORTHERN OSTRICH CORP.
                               102 DONAGHY AVENUE
                      NORTH VANCOUVER, B.C., CANADA V7P 2L5

                        _________________________________

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER
                      _____________________________________

     NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

         _______________________________________________________________


         We are sending you this Information Statement to inform you of the adoption of various resolutions on April 30, 2003 by consent (the "Written Consent") from the Board of Directors (the "Board") and certain principal stockholders of the Company (identified in the section entitled "Voting
Securities and Principal Holders Thereof") holding 1,200,000shares of Common Stock, representing approximately 59.9% of the total issued and outstanding Common Stock adopting a resolution to amend the Company's Articles of
Incorporation to (i) authorize up to 20,000,000 shares of a new class of undesignated Preferred Stock ("Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred Stock and (ii) change the name of the Company to "Patriot Gold Corp."

         The adoption of the foregoing resolutions will become effective 21 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

         The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to the Company's stockholders as a result of the adoption of these resolutions.

         Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $2,000, will be paid by the Company.

                       RESTATED ARTICLES OF INCORPORATION


          GENERAL


         The Company's current Articles of Incorporation provides for an authorized capitalization consisting of 100,000,000 shares of common stock, $.001 par value per share. As of May 9, 2003, there were approximately 2,004,000 shares of Common Stock outstanding. The Company is not currently authorized to issue any class or series of preferred stock. The Board of Directors believes that it is in the best interests of both the Company and its stockholders to create a class of preferred stock as a part of the Company's capital stock. The Preferred Stock will be "blank check" preferred stock, giving the Board the authorization to issue preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

         The Restated Articles of Incorporation has been approved by the Board and the stockholders holding more than approximately 59.9% of the outstanding shares. The Board reserves the right, notwithstanding stockholder approval and without further action on the part of the stockholders, not to proceed with the filing of the Restated Articles of Incorporation with the Secretary of State of the State of Nevada if, at any time prior to such filing, the Board, in its sole discretion, determines that the terms of the Restated Articles of Incorporation are no longer in the best interests of the Company and its stockholders.

         VOTE REQUIRED; MANNER OF APPROVAL

         Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has no class of voting stock outstanding other than the Common Stock.

         Section 78.320 of the NRS provides in substance that, unless the Company's Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

         In accordance with the NRS, the affirmative vote on the Restated Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the Restated Articles of Incorporation.

         Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the Restated Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company's stockholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about June 10, 2003, 20 days after the mailing of this Information Statement.

         PURPOSES AND EFFECT OF THE CHANGES

         Preferred Stock

         It is not possible to state the effects of the amendment upon the rights of the holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. The effects of such issuance could include, however, (i) reductions of the amount otherwise available for payment of dividends on common stock; (ii) restrictions on dividends on common stock; (iii) dilution of the voting power of common stock; and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock.

         The amendment will give the Company increased financial flexibility as it will allow shares of preferred stock to be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purpose could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

         Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such additional shares of preferred stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

         Name Change

         The current name of the Company indicates that the company is involved in the ostrich business. However, the Company ceased having any operations or business connected with ostriches over two years ago. Recently the Company resolved to explore opportunities in the natural resource and exploration business. Accordingly, the Board determined to change the name of the company from "Northern Ostrich Corp." to "Patriot Gold Corp." to more accurately reflect its new proposed business.

         The Company anticipates engaging in the acquisition, exploration, and if warranted and feasible, development of natural resource properties. Natural resource exploration and development requires significant capital and the assets and resources of the Company are extremely limited. Therefore, the Company hopes to participate in the natural resource industry by obtaining small interests in either producing properties or natural resource exploration and development projects. To date the Company has not commenced any operations.

         SERIES A 7% REDEEMABLE PREFERRED SHARES

         On April 30, 2003, the Board authorized the adoption of 13,500,000 Series A 7% Redeemable Preferred Shares (the "Series A Preferred Shares"), subject only to the adoption of the stockholders of the Company of the Restated Articles of Incorporation. The full rights and designations of the Series A Preferred Shares is attached as Annex II to this Information Statement.

         Each Series A Preferred Share will have the right to vote with the common shares on all matters requiring a vote of stockholders, including the election of directors. The holders of the Series A Preferred Shares will also be entitled to receive, when and as declared by the Board, a non-cumulative dividend at the rate of 7% per annum equal to the redemption price (described below). If, in any fiscal year of the Company said dividend is not declared, the holders of the Series A Preferred Shares shall not be entitled to the dividend for that year. The Company has the right to redeem all or any portion of the outstanding Series A Preferred Shares at the redemption price plus any dividends that have been declared but not paid. The redemption price of the Series A Preferred Shares shall be the par value of said share, or $0.001 per Series A Preferred Share. In the event of a liquidation, dissolution or winding up of the Company, the holders of outstanding Series A Preferred Shares are entitled to receive, prior to any distributions to the holders of the Common Stock, the redemption price for their outstanding shares together with any declared but unpaid dividends thereon.

         Upon the adoption of the Restated Articles of Incorporation by the stockholder, the Series A Preferred Shares will be issued to Bruce Johnstone, the Company's sole officer and director. This issuance will confer upon Mr. Johnstone approximately 87.07% of the voting control of the Company. To date, Mr. Johnstone has received no compensation from the Company, including shares or options in the Company. See "Voting Securities and Principal Holders Thereof".


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table lists, as of May 7, 2003, the number of shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

         The percentages below are calculated based on 2,004,000 shares of common stock issued and outstanding. The Company has no options, warrants or other securities convertible into shares of common stock.

      Officers, Directors,
         5% Shareholder                         No. of Shares                 Beneficial Ownership %

Manfred Schultz                                   500,000        (1)                    25%
3756 West 2nd Avenue
Vancouver, B.C., Canada V6R 1JR
                                                  500,000        (1)                    25%
Gerald Hinkley
6942 6th Street
Burnaby, B.C., Canada V5E 3T3
                                                      -0-                               -0-
Bruce Johnstone
102 Donaghy Avenue
North Vancouver, B.C.,
Canada V7P 2L5


All directors and executive
officers as a Group (1 person)*
                                                      -0-                               -0-

__________

(1) These  shares  were  issued to Messrs.  Schultz and  Hinkley,  our  previous
officers  and  directors,   in  consideration   for  services  rendered  in  the
establishment of the company.

* These shares are attributed to Bruce Johnstone, our current sole officer and director.

The persons or entities named in this table, based upon the information they have provided to us, have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Pro Forma Voting Securities and Principal Stockholders Subsequent to Issuance of Series A Preferred Shares

         The following table indicates the number of shares of common stock beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of our outstanding common stock; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group after the issuance of 13,500,000 Series A Preferred Shares to Mr. Bruce Johnstone, the sole officer and director of the Company:

      Officers, Directors,
         5% Shareholder                         No. of Shares                 Beneficial Ownership %

Manfred Schultz                                   500,000        (1)                   3.22%
3756 West 2nd Avenue
Vancouver, B.C., Canada V6R 1JR
                                                  500,000        (1)                   3.22%
Gerald Hinkley
6942 6th Street
Burnaby, B.C., Canada V5E 3T3
                                               13,500,000                             87.07%
Bruce Johnstone
102 Donaghy Avenue
North Vancouver, B.C.,
Canada V7P 2L5


All directors and executive
officers as a Group (1 person)*
                                                      -0-                               -0-

__________

The preferences, designations and terms of the Series A Preferred Shares to be issued to Mr. Bruce Johnstone are described in the section entitled "Series A 7% Redeemable Preferred Shares" above.



Change in Control

The issuance of the Series A Preferred Shares to Mr. Bruce Johnstone will result in Mr. Johnstone owning approximately 87.07% of the issued and outstanding share capital of the Company.

                      INTEREST OF CERTAIN PERSONS IN OR IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         Upon the adoption of the Restated Articles by the stockholders, the Company shall issue the Series A Preferred Shares to the Company's sole officer and director. Other than said issuance, which results in Mr. Bruce Johnstone owning approximately 87.07% of the equity of the Company, no other person has any interest, direct or indirect, by security holdings or otherwise, in the Restated Articles which is not shared by all other stockholders.


                                  OTHER MATTERS

         The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company's voting stock.


         IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE RESTATED ARTICLES, PLEASE CONTACT:


Bruce Johnstone
NORTHERN OSTRICH CORP.
102 Donaghy Avenue
North Vancouver, B.C., Canada V7P 2L5
Telephone: (604) 922-8470




                                           By order of the Board of Directors of
                                           NORTHERN OSTRICH CORP.

                                    EXHIBITS

ANNEX I  RESTATED ARTICLES OF INCORPORATION

ANNEX II            SERIES A 7% REDEEMABLE PREFERRED STOCK


ANNEX I

                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                             NORTHERN OSTRICH CORP.


         NORTHERN OSTRICH CORP. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation law of the State of Nevada (the "GCL"), does hereby certify:


         FIRST: That the date of filing of the Corporation's original Articles of Incorporation with the Secretary of State of the State of Nevada was November 30, 1998.

          SECOND: This Restated Articles of Incorporation (the "Articles") has been adopted pursuant to Sections 78.315 and 78.320 of the GCL and restates and amends the provisions of the Articles of Incorporation of the Corporation.

          THIRD: That the Board of Directors of the Corporation (the "Board") adopted resolutions dated April 30, 2003 proposing and declaring advisable the amendment and restatement of the Articles of Incorporation, that such amendment and restatement of the Articles of Incorporation was approved by written consent of a majority of the stockholders of the Corporation dated April 30, 2003 pursuant to Section 78.320 of the GCL, and that such resolutions so approved by the Board and a majority of the stockholders of the Corporation read as follows:

          RESOLVED, that the text of the Articles of Incorporation be amended and restated to read in its entirety as follows:

                                       I.

The name of the corporation is Patriot Gold Corp. (the "Corporation").

                                       II.

The address of the Corporation's registered office in the State of Nevada is c/o Laughlin Associates, Inc., 2533 North Carson Street, Carson City, Nevada 89706. The name of its registered agent at such address is Laughlin Associates, Inc.

                                      III.

The total number of shares of stock which the Corporation shall have authority to issue is One Hundred Twenty Million (120,000,000) which shall consist of (i)

One Hundred Million (100,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) Twenty Million (20,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, relative rights, preferences or limitations, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation (the "Board"), subject to the limitations prescribed by law and in accordance with the provisions hereof, the Board being hereby expressly vested with authority to adopt any such resolution or resolutions. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination or fixing of the following:

         (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board increasing such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board;

         (ii) The dividend rate of such series, the conditions and time upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of Stock or series thereof, or any other series of the same class, and whether such dividends shall be cumulative or non-cumulative;

         (iii) The conditions upon which the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

         (iv) Whether or not the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

         (v) Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

         (vi) Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

         (vii) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon the distribution of assets of the Corporation; and

         (viii) Any other powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the Board may deem advisable and as shall not be inconsistent with the provisions of this Articles of Incorporation.

The holders of shares of the Preferred Stock of each series shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period.

The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation.

                                       IV.

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

                                       V.

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition and
regulation  of  the  powers  of  the   Corporation  and  of  its  directors  and
stockholders:

         (i) The business and affairs of the Corporation shall be managed by or under the direction of the Board.

         (ii) The Board is expressly authorized to adopt, make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

         (iii) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation or as permitted under the General Corporation Law of the State of Nevada ("GCL").

In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Articles of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not be adopted.

                                       VI.

No person who is or was a director of the Corporation shall be personally liable to the Corporation for monetary damages for breach of fiduciary duty as a director unless, and only to the extent that, such director is liable (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 78.037 of the GCL or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, repeal or adoption of any provision of the Articles of Incorporation inconsistent with this article shall apply to or have any effect on the liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of any inconsistent provision. If the GCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the GCL as so amended. The Corporation is authorized to provide indemnification of agents (as defined in the GCL) for any breach of duty to the Corporation and its stockholders through Bylaws provisions, through agreements with the agents, and/or through stockholder resolutions, or otherwise, in excess of the indemnification otherwise permitted by Chapter 78, as amended, of the GCL, subject to the limitations on such excess indemnification set forth in the GCL. Any amendment, repeal or modification of this Article VI shall be prospective and shall not affect the rights under this
Article VI or under Article VII in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

                                      VII.

A. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

B. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such other court shall deem proper.

C. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (A) and (B) of this Article VI, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

D. Any indemnification under Sections (A) and (B) of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections (A) and (B). Such determination shall be made (i) by the Board of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders of the Corporation.

E. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of the Corporation deems appropriate.

F. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VII shall not be deemed exclusive of any other rights to- which those seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

G. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the GCL.

H. For purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article VII, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                      VIII.

The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in these Articles, in a manner now or hereafter prescribed by the laws of the State of Nevada at the time in force; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles in its present form or as hereafter amended are granted subject to the rights reserved in this Article VIII.

                                       IX.

The period of duration of the Corporation shall be perpetual.

         IN WITNESS WHEREOF, the Corporation has caused this Restated Articles of Incorporation to be signed by Bruce Johnstone, its President and Chief Executive Officer, this _____ day of June, 2003.


                                       By: _________________________
                                            Name:  Bruce Johnstone
                                            Title: President and Chief Executive
                                            Officer

ANNEX II

                          CERTIFICATE OF DESIGNATIONS,

                             RIGHTS AND PREFERENCES

                                       OF

                     SERIES A 7% REDEEMABLE PREFERRED STOCK

                                       OF

                               PATRIOT GOLD CORP.

         Patriot Gold Corp., a Nevada corporation (the "Corporation"), certifies that pursuant to the authority contained in Article III of its Restated Articles of Incorporation, as amended, and in accordance with the provisions of the General Corporation Law of the State of Nevada, its Board of Directors (the "Board of Directors") has adopted the following resolutions creating a series of the Corporation's Preferred Stock, par value $.001 per share, designated as the Series A 7% Redeemable Preferred Stock:

         RESOLVED, that a series of the class of authorized Preferred Stock, par value $.001 per share, of the Corporation be and hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

         1. TITLE OF SERIES. The series of the Preferred Stock shall be designated as the Series A 7% Redeemable Preferred Stock (the "Series A Preferred").

         2. NUMBER OF SHARES IN SERIES; PAR VALUE. The number of authorized shares of Series A Preferred shall be 13,500,000 shares, par value $.001 per share.

         3. DIVIDENDS. The holders of the Series A Preferred shall be entitled to receive non-cumulative dividends, out of any assets legally available therefore, prior and in preference to any declaration or payment of any dividend on the common stock (the "Common Stock") of the Corporation, only when, as, and if declared by the Board of Directors, at the rate of 7% of the Redemption Price (as defined in Section 6(a) below). Such dividends on the Series A Preferred shall only accrue for the 12-month period after the Board of Directors has declared a dividend, and if the dividend is not paid within such 12-month period, the holders of the Series A Preferred shall have no claim for any such dividend or other payment. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred which may be in arrears or which has accrued subsequent to the 12-month period after the Board of Directors has declared the dividend.

         4. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distributions or payment shall be made to the holders of the Common Stock, the holders of the Series A Preferred shall be entitled to the Redemption Price of all outstanding shares of Series A Preferred as of the date of such liquidation or dissolution or such other winding up, plus any accrued and unpaid dividends thereon to such date, and no more, in cash or in property taken at its fair value as determined by the Board of Directors. If such payment shall have been made in full to the holders of the Series A Preferred, the remaining assets and funds of the Corporation shall be distributed among the holders of the Series A Preferred pari passu with the holders of Common Stock. Neither the consolidation or merger of the Corporation into or with another corporation or entity, nor the sale of all or substantially all of the assets of the Corporation to another corporation or entity shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation with the meaning of this Section 4.

        5. VOTING RIGHTS. Except as set forth herein or as otherwise required by law, a holder of Series A Preferred shall have the right to one vote for (x) in the case of matters provided for in the General Corporation Law of the State of Nevada or these Amended and Restated Articles of Incorporation or Bylaws to be voted on by the holders of the Series A Preferred Stock as a separate class, each such share of Series A Preferred and (y) in the case of matters to be voted on by the holders of Common Stock and the holders of Series A Preferred voting together as a single class, each share of Series A Preferred, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of the Common Stock, and be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation and applicable law, and shall vote, together with the holders of shares of Common Stock (and any other class or series of stock entitled to vote together as one class with the Common Stock), with respect to any question upon which holders of shares of Common Stock have the right to vote.

        6. REDEMPTION. The Series A Preferred shall be subject to redemption by the Corporation as follows (the "Redemption Rights"):

                  (a) Redemption.  The Corporation  shall be entitled to require the holders of all or any portion of the Series A Preferred to redeem the shares of Series A Preferred in full or in part at the Redemption Price at any time hereafter. Each date on which shares are redeemed pursuant to this Section 6 is referred to herein as the "Redemption Date". If at the time of the Redemption Date there shall be insufficient funds of the Corporation legally available for such redemption, such amount of the funds as is legally available shall be used to satisfy any such redemption exercise. Such redemption exercise by the Corporation shall be cumulative so that if such requirement shall not be fully discharged for any reason, funds legally available therefor shall immediately be applied thereto upon receipt by the Corporation until such requirement is discharged. The Redemption Price per share of Series A Preferred shall equal to $0.001 plus any unpaid and accrued dividend thereon.

                  (b) Payment. On each Redemption Date, the Corporation shall pay to the holder of each share of Series A Preferred being redeemed, upon surrender by the holder thereof at the Corporation's principal executive office of the certificate representing such share, duly endorsed in blank or accompanied by an appropriate form of assignment, the Redemption Price of the Series A Preferred so redeemed.

                  (c) Redeemed or Otherwise Acquired Shares Not to be Reissued. All shares redeemed pursuant to this Section 6 or otherwise acquired by the Corporation shall be retired and shall not thereafter be reissued as shares of such series.

                  (d) Determination of Number of Each Holder's Shares to be Redeemed. If less than all of the outstanding shares of Series A Preferred are to be redeemed pursuant to Section 6(a), the Corporation shall determine, as nearly as practicable on a pro rata basis, the shares held by each holder to be redeemed.

                  (e) Voting; Dividends. From and after the Redemption Date, each share of Series A Preferred which shall have been redeemed on such Redemption Date shall cease to be entitled to any dividends, and all rights of the holder of such share, as a stockholder of the Corporation by reason of the ownership of such share, shall cease, except the right to receive the Redemption Price therefor upon the presentation and surrender of the certificate representing such share in the manner set forth herein.


         6. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law, the Series A Preferred shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate, as such Certificate may be amended from time to time, and in the Corporation's Restated Articles of Incorporation. The shares of Series A Preferred shall have no preemptive or subscription rights.

         7. HEADINGS; SEVERABILITY. The headings contained herein are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof. If any right, preference or limitation of the Series A Preferred set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences or limitations set forth herein which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any such other right, preference or limitation unless so expressed herein.

         IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Bruce Johnstone, the President and Chief Executive Officer of the Corporation. The signature below shall constitute the affirmation or acknowledgement, under penalties of perjury, that the facts herein stated are true.


Dated:  June __, 2003

                                           PATRIOT GOLD CORP.



                                           By:     Bruce Johnstone
                                                   President and Chief Executive
                                                   Officer